UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Express, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain  proxy materials and voting instructions.  *** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on <mtgdate>.  You are receiving this communication because you hold  shares in the above named company.  This is not a ballot. You cannot use this notice to vote  these shares. This communication presents only an  overview of the more complete proxy materials that are  available to you on the Internet. You may view the proxy  materials online at www.proxyvote.com or easily request a  paper copy (see reverse side).  We encourage you to access and review all of the important  information contained in the proxy materials before voting.  Meeting Information  Meeting Type: <mtgtype>  For holders as of: <recdate>  Date: Time: <mtgtime>  Location:  0000463225_1 R1.0.1.18  EXPRESS, INC.  EXPRESS, INC.  1 EXPRESS DRIVE  COLUMBUS, OH 43230  Annual Meeting  April 20, 2020  June 10, 2020  June 10, 2020 8:30 AM EDT  Meeting live via the internet - please visit  www.virtualshareholdermeeting.com/EXPR2020  The Company will be hosting the meeting live via the  internet this year. To attend the meeting please visit  www.virtualshareholdermeeting.com/EXPR2020.

Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession  of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special  requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  marked by the arrow available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  How To Vote  .  Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  .  .  0000463225_2 R1.0.1.18  1. Notice & Proxy Statement 2. Annual Report  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 27, 2020 to facilitate timely delivery.

Voting items  0000463225_3 R1.0.1.18  The Board of Directors recommends you vote FOR all the nominees listed in the following proposal:  1. Election of Class I Directors.  Nominees  1a. Michael Archbold  1b. Timothy Baxter  1c. Peter Swinburn  The Board of Directors recommends you vote FOR the following proposals:  2. Advisory vote to approve executive compensation (say-on-pay).  3. Ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for  2020.  4. Approval of Amendment to the Amended and Restated Express, Inc. 2018 Incentive Compensation Plan to Increase  the Number of Shares Available for Grant.  NOTE: Also includes authorization of the named proxies to vote in their discretion upon such other business as may  properly come before the meeting or any adjournment or postponement thereof.

0000463225_4 R1.0.1.18